EXHIBIT 10.23

Retail Kiosk Delivery Solution - Letter of Intent

                                Letter of Intent

Date:             Monday November 21, 2000

Power Photo Kiosk Inc                                         Terry Cooke
181 Whitehall Drive                                           President and CEO
Markharn Ontario Canada
L3R 9T1

Playtime Entertainment Inc.                                   Mike Evans
2992 E. Wyecliff Way
Highlands Ranch, CO
80126

KRI Canada Ltd.                                               David Berger
3972 Chesswood Drive
Toronto, Ontario Canada
M3J 2W6

Gentlemen,

It is the intent of the parties identified above to proceed with a Pilot project to develop, deploy and operate a kiosk network of 5 to 10 units for a period of 3 months, starting December 15, 2000. The purpose of the pilot project is to prove the functional and financial viability of kiosks as a channel within the Common Public Space within Shopping Mall Environments and as an alternative advertising and marketing medium.

     Power Photo Kiosks Inc. will develop, deploy and service all kiosks and equipment for the Pilot project at no cost to Playtime and KRI Canada.

Upon completion of the pilot project and a review of the success factors, Power Photo and Playtime and KRI will enter into a long-term agreement for the placing of various machines in Shopping Centers throughout Canada and the USA.

We anticipate the following Phases for a Project with the aforementioned parties.

Phase One:     Deployment  of 5 to 10 Kiosks in High  Traffic (A Plus)  Shopping
               Malls located in the Common Public Space of the Mall.

Phase Two:     Deployment  of 200 Kiosks in  various  malls  throughout  USA and
               Canada

Phase Three:   Deployment  of 1500 to 2000 Kiosks in Shopping  Malls where local population can sustain the revenue stream necessary to support the Kiosk. The kiosks are to be located in the Common Public
               Space within each mall.  Again the  locations  of these  Shopping
               Malls are within Canada and USA.

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Retail Kiosk Delivery Solution - Letter of Intent


In support of this endeavor, the parties agree to the following:

     o Identify the success criteria for the pilot project~ See attached appendix A.

     o Playtime and KRI agree to support the efforts to insure the project's success. These efforts are not limited to: advertising sales within each of the pilot locations for both Video and Static poster Advertising, collection of monies and photo paper changes, weekly cleaning of the outside of the Kiosk. Payment of all rent for location including Telephone line charges.

     o Identify the Revenue Share Model for pilot and production rollout. See attached Appendix B.

     o Power Photo agrees that Playtime and KRI will be given the exclusive channel for placing the PPK Photo Kiosk in Common Spaces within Shopping Malls for the duration of the pilot program.

     o Power Photo's intent, should the success criteria, revenue models and quality of units placed be maintained by Playtime and KRI, we would agree to offer an extension of the exclusive arrangement to place kiosks in the Common Spaces within Shopping Malls in US and Canada. In the event that Playtime and/or KRI Canada cannot obtain the retail locations or do not abide by the terms of the agreement, Power Photo would seek such locations and agreements with other companies. The exclusive agreement does not restrict Power Photo from placing Kiosk's within Retailers stores located in those same Shopping Malls.

     o Based on the successful completion of the Pilot Project the intent for the parties is to proceed with the Production Rollout as per the guidelines on the attached page and enter into a long-term agreement to install Kiosk's in Common Public Space within Shopping Centers.



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Retail Kiosk Delivery Solution - Letter of Intent






     Agreed:

     Power Photo,




     /s/Terry Cooke
     ------------------------------
     Terry Cooke
     President,
     Power Photo Kiosks Inc.



     Playtime Entertainment Inc,

     /s/ Mike Evans
     ------------------------------
     By:
          President
     ------------------------------
     Its:

     KRI Canada Ltd,

     /s/ David Berger
     ------------------------------
     By:
          President
     ------------------------------
     Its:









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Retail Kiosk Delivery Solution - Letter of Intent


Appendix A

Project Success Factors:

           What are the Success Factors?

These are the measurements that will be used to evaluate whether the project has been successful and therefore, if we will proceed to the Phase 2 of the project.

The individual Success Factors and Evaluation Measurements are identified in the table below:

Item  Success Factor                         Evaluation Measurement

1  Have picture taken and printed at kiosk   The  ability to display  licensed
                                             image selections on the kiosk
                                             screen during the pilot period.

2  Add/Change/Delete Images and Data to/     The ability to Add/Change/Delete
   kiosks                                    Images  data  to/from  Kiosks
                                             demonstrated during the pilot
                                             period.

3  Deployment of On-Screen Advertising       The ability to deploy (Add/Change/
                                             Delete) advertisements to Kiosks
                                             from a Central location.
                                             Demonstrate changing sequence of
                                             Advertising Loop as warranted.

4  No impact to in store operations staff    The ability to service, repair,
                                             relocate and diagnose all issues
                                             arising from the operation of the
                                             kiosk's hardware and software with
                                             minimal utilization of Mall Staff
                                             or Playtime's Staff. (i.e. staff to
                                             unplug/plug in Kiosk, collection
                                             of Money, and Paper Changes).

5  Minimal down time during business         No more than 5% down time (kiosks
   hours                                     not fully functional) during store
                                             hours.

6  Add/Change Advertising panels on          The ability to display a static
   sides of Kiosk                            poster ad and to Add/Change display
                                             ad during pilot.

7  Generate Revenues from Advertisers        The ability to attract 5 Local
                                             Advertisers to spend $135/mth/kiosk
                                             to feature a 15 to 30 second
                                             commercial on the pilot kiosk
                                             network.

8  Generate Revenue from Picture Sales at    The ability to demonstrate that the
   Kiosk                                     kiosks will average 10 pictures per
                                             day per kiosk.

9  Generate Revenue from Static Poster       The ability to attract 3
   Advertisements on Side Panels of Kiosk    advertisers to spend $81/mth/kiosk/
                                             ad to feature their product or
                                             service in a 22"x 22" static poster
                                             advertisement.

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Retail Kiosk Delivery Solution - Letter of Intent




     What functions will the system solution provide?

     o    The standard functionality of the Power Photo Imaging Kiosk
     o The ability to add/ change/ delete images and advertisements to from the application screens from a central location



     What functions will not be supported in the Pilot Project?

     o    Email of captured images
     o    Implementation of a Server to support storing of Images taken at Kiosk
     o Changes to application software for other functionality (e.g. data collection, customer loyalty programs, e-commerce)










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Retail Kiosk Delivery Solution - Letter of Intent

Appendix B

                  Playtime Entertainment Ltd and KRI Canada Ltd
                         Attachment to Letter of Intent

          Power Photo Kiosk Inc _ Estimated Project Cost's and Targeted
                                    Revenues

------------------------------------------- -------------------- ----------------------
                                               Pilot Project     Production Rollout
------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------

------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------
Number of Kiosks                                     5                   200
------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------

------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------
Time Period                                      3 Months          12 months Min.
------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------

------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------
Kiosk Operating Software                          $10,000             $200,000
                                             $2,000 per kiosk     $1,000 per kiosk
------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------

------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------
Touch Screen Application                          $25,000             $300,000
Software Costs                               $5,000 per kiosk     $1,500 per kiosk
------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------

------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------
Hardware Costs                                    $75,000            $2,000,000
                                             $15,000 per kiosk    $10,000 per kiosk
------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------

------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------
Total Cost                                       $110,000            $2,500,000
------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------

------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------
Minimum Target Net Advertising Revenue to         $236.25               $567
PPK (Per kiosk per month)
------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------
Minimum Target Net Revenue to PPK from            $85.50               $226.80
Static Poster Advertising (per Kiosk per
month)
------------------------------------------- -------------------- ----------------------
------------------------------------------- -------------------- ----------------------
Minimum Target Net Revenue to PPK from             $975                 $975
Picture Revenue including Media Cost (per
Kiosk per month)
------------------------------------------- -------------------- ----------------------






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Retail Kiosk Delivery Solution - Letter of Intent



The Net Revenue to PPK for picture revenue is calculated as follows:

300 pictures per month times $5.00 /picture less $1.50/picture for media costs to Power Photo, equals $3.50 net which is divided 50-50 with Playtime or KRI Canada.



The Net Revenue to PPK for Advertising Revenue is calculated as follows:

Pilot Project Phase (starting after 30 days of deployment of kiosk); 5 advertisers agree to pay $135 per 30-second advertisement per kiosks per month, depending on known traffic in specific location, 30% commission paid to Playtime or KRI Canada, balance is divided 50-50 with Power Photo and Playtime or KRI Canada.

Production Rollout Phase, 10 advertisers agree to pay minimum of $162 per 30-second advertisement per kiosk per month, depending on known traffic in specific location, 30% commission paid to Playtime or KRI Canada if they sell the advertisement, balance split 50-50 with Power Photo and Playtime or KRI Canada.

Cost of Advertising does not include production cost of video or QuickTime video Advertisement. Power Photo does agree to convert customers VHF videotape to AVI files to run on Kiosks at no costs.



The Net Revenue to PPK from Static Poster Advertising Revenue is calculated as follows:

Pilot Project Phase (starting after 30 days of deployment of kiosk); 3 advertisers agree to pay $81 per ad per kiosk per month, depending on known traffic in specific location, 30% commission paid to Playtime or KRI Canada if they sell advertisement, balance is split 50-50 with Power Photo and Playtime or KRI Canada.

Production Phase Rot/out; 6 advertisers agree to pay a minimum of $108 per ad per month per kiosk, depending on known traffic in specific location, 30% commission paid to Playtime or KRI Canada, balance is split 50-50 with Power Photo and Playtime or KRI Canada.

Cost of print and cost of production of ad are not included in above- mentioned revenue streams. Details of specification of Ad requirements for Kiosk will be included in PPK Manual.

Rates apply weather in US Funds or Canadian Funds depending on location 0/Kiosk.




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